EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tadhq Sammon, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Greenwind NRG Inc. for the period ended April 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Greenwind NRG Inc.

Dated: June 26, 2013

                                         /s/ Tadhq Sammon
                                         ---------------------------------------
                                         Tadhq Sammon
                                         Chief Financial Officer, Treasurer and
                                         Director (Principal Financial Officer
                                         and Principal Accounting Officer)
                                         Greenwind NRG Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Greenwind NRG Inc. and will be retained by Greenwind NRG Inc. and furnished to the Securities and Exchange Commission or its staff upon request.